UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 18, 2009 (December 2, 2009)

Commission File Number 0-8084

Connecticut Water Service, Inc.
(Exact name of registrant as specified in its charter)

Connecticut (State or other jurisdiction of incorporation or organization)	06-0739839 (I.R.S. Employer Identification No.)

93 West Main Street, Clinton, CT (Address of principal executive office)	06413 (Zip Code)

(860) 669-8636
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                      Entry Into a Material Definitive Agreement

On December 17, 2009, The Connecticut Water Company (“CWC”), the main operating subsidiary of Connecticut Water Service, Inc. (the “Company”), completed the issuance of $20,000,000 aggregate principal amount of 5.10% fixed rate Water Facilities Revenue Bonds – Series 2009A with a maturity date of December 1, 2039 (the “Bonds”).

The Bonds are tax-exempt non-AMT notes and were issued by the Connecticut Development Authority (the “Authority”).  The proceeds of issuance were loaned to CWC to be used by CWC to fund various water facilities projects.

The Bonds were issued under the following agreements:

1)	a Bond Purchase Agreement among CWC, the Authority and Edward D. Jones & Co., L.P., as underwriter, dated as of December 2, 2009;

2)	a Loan Agreement between CWC and the Authority, dated as of December 1, 2009; and

3)	an Indenture of Trust for the Bonds between the Authority and U.S. Bank National Associations, as Trustee (the “Trustee”), dated as of December 1, 2009.

Both of the Loan Agreement and the Indenture of Trust contain provisions that provide for the acceleration of the indebtedness upon the occurrence of an event of default (as defined in the Loan Agreement).

Copies of each of the agreements listed above will be filed as exhibits to the Company’s annual report on Form 10-K for the fiscal year ending December 31, 2009.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The disclosures set forth above under Item 1.01 are hereby incorporated by reference into this Item 2.03.

Item 8.01                     Other Events

Investor Presentation

From time to time, members of senior management of Connecticut Water Service, Inc. (the “Company”) present information about the Company to investors.  On December 2, 2009, a presentation was made to investors and other attendees in New York, N.Y. as part of the 13th Annual Water Utility Conference sponsored by the New York Society of Security Analysts.  Such presentation material may be presented to investors in the future.

A Copy of the Company’s investor presentation dated December 2, 2009 is filed herewith as Exhibit 99.1 and is hereby incorporated herein by reference.

Item 9.01                     Financial Statements and Exhibits

The following is filed herewith as an exhibit

(c)           Exhibits

99.1	Company investor presentation, dated December 2, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Connecticut Water Service, Inc. (Registrant)
Date: December 18, 2009	By: /s/ David C. Benoit David C. Benoit Vice President – Finance and Chief Financial Officer